Exhibit 99.1

Waitr Closes ProMerchant, Flow Payments and Cape Cod Merchant Services Acquisitions

LAFAYETTE, La – August 26, 2021 – Waitr Holdings Inc. (Nasdaq: WTRH) (“Waitr” or the “Company”), a leader in on-demand food ordering and delivery, today announced the Company has completed the asset acquisitions of payment processing companies ProMerchant, Flow Payments and Cape Cod Merchant Services, three players in the merchant processing solutions space.

“These acquisitions of these innovative payment companies are part of our growth strategy to offer a full suite of payment processing services to our current base of restaurants and any restaurant in the future,” said Carl Grimstad, CEO and Chairman of the Board of Waitr. “Our goal is to be able to offer a suite of payment services to our ecosystem partners, including loyalty programs, gift cards, payment processing, and merchant lending. We view these acquisitions as an important step in pursuing this strategy and we believe this could lead to significant growth for Waitr in the future,” concluded Mr. Grimstad.

About Waitr Holdings Inc.

Founded in 2013 and based in Lafayette, Louisiana, Waitr operates an online ordering technology platform, providing delivery, carryout and dine-in options. Waitr, along with Bite Squad and Delivery Dudes, connect local restaurants and grocery stores to diners in underserved U.S. markets. Together, they are a convenient way to discover, order and receive great food and other products from local restaurants, national chains and grocery stores. As of June 30, 2021, Waitr, Bite Squad and Delivery Dudes operate in small and medium sized markets in the United States in over 900 cities.

About ProMerchant, Flow Payments and Cape Cod Merchant Services

ProMerchant, Flow Payments and Cape Cod Merchant Services guides small to mid-sized merchants in both retail and ecommerce industries in facilitating the entry into payment processing solutions focusing on small to mid-sized merchants. Some of the services offered are payment processing, gift card, loyalty programs and more.

Cautionary Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements,” as defined by the federal securities laws, including statements regarding the future growth, strategy and performance of the Company. Forward-looking statements reflect Waitr’s current expectations and projections about future events, and thus involve uncertainty and risk. The words “believe,” “strategy,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “might,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. Such forward-looking statements are subject to various risks and uncertainties, including the impact of the coronavirus (COVID-19) pandemic on the Company’s business and operations, and those described under the section entitled “Risk Factors” in Waitr’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 8, 2021, as such factors may be updated from time to time in Waitr’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in Waitr’s filings with the SEC. While forward-looking statements reflect Waitr’s good faith beliefs, they are not guarantees of future performance. Waitr disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Waitr.

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WaitrIR@icrinc.com